Asset Backed Securities Portfolio Analysis
Aegis Mortgage Corporation
ABSC AEG 2006-HE1
7,503 records
All records
Balance: 1,101,821,450

Selection Criteria: All records
Table of Contents
  FICO (First Liens Only)
  FICO (Second Liens Only)
  FICO (IO Loans)

1. FICO (First Liens Only)

FICO (First Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500 - 519	48,506,893.51	70.71	90.00	62.25	98.02	0.00	8.903	7.563	3.75
520 - 539	65,182,098.52	73.44	90.00	68.68	97.00	0.38	8.546	7.192	4.74
540 - 559	70,983,999.17	76.19	95.00	68.54	95.11	0.67	8.336	7.129	5.48
560 - 579	87,375,157.72	78.34	95.45	66.87	96.12	24.46	8.211	6.952	17.30
580 - 599	150,574,494.01	81.28	100.00	74.67	95.00	34.10	7.900	6.606	45.55
600 - 619	134,720,268.44	81.78	100.00	67.37	94.72	36.37	7.741	6.435	40.89
620 - 639	159,851,379.91	80.13	100.00	46.97	97.33	43.13	7.361	6.119	56.04
640 - 659	121,788,796.19	80.07	100.00	41.39	95.90	44.31	7.238	6.069	56.24
660 - 679	76,910,893.67	79.98	100.00	35.54	95.80	49.41	7.188	5.969	60.74
680 - 699	51,521,325.19	80.60	100.00	44.10	91.94	45.61	6.941	5.723	46.38
700 - 719	30,593,600.29	77.74	100.00	47.86	89.43	29.45	6.646	5.552	37.47
720 - 739	19,458,015.48	76.19	96.28	45.82	90.56	37.97	6.580	5.597	32.89
740 - 759	11,687,691.20	77.71	100.00	59.40	96.62	39.39	6.517	5.733	35.05
760 - 779	9,286,354.90	72.60	95.00	59.69	91.70	30.94	6.400	5.605	39.69
780 - 799	5,491,991.86	73.45	100.00	65.74	90.20	7.04	6.433	6.297	7.25
800 - 819	1,910,631.07	76.21	100.00	55.45	100.00	40.12	6.747	5.849	33.25
Total:	1,045,843,591.13	78.96	100.00	57.51	95.43	31.73	7.663	6.459	38.53

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2. FICO (Second Liens Only)

FICO (Second Liens Only)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
540 - 559	17,280.25	99.94	99.94	100.00	100.00	0.00	10.740	0.000	0.00
560 - 579	2,856,381.34	99.98	100.00	100.00	100.00	0.00	10.926	0.000	0.00
580 - 599	7,907,095.47	99.69	100.00	99.51	100.00	0.00	10.752	0.000	0.00
600 - 619	7,183,373.17	99.74	100.00	99.26	100.00	0.00	10.794	0.000	0.00
620 - 639	12,143,851.11	99.61	100.00	40.79	100.00	0.00	10.603	0.000	0.00
640 - 659	10,506,030.88	99.73	100.00	31.28	100.00	0.00	10.570	0.000	0.00
660 - 679	6,878,359.04	99.83	100.00	29.20	100.00	0.00	10.488	0.000	0.00
680 - 699	3,977,329.35	99.79	100.00	27.66	100.00	0.00	10.431	0.000	0.00
700 - 719	1,835,295.48	99.63	100.00	14.44	100.00	0.00	10.643	0.000	0.00
720 - 739	1,043,871.13	99.59	100.00	16.55	100.00	0.00	10.772	0.000	0.00
740 - 759	751,719.86	98.98	100.00	29.24	100.00	0.00	10.521	0.000	0.00
760 - 779	663,568.14	99.74	100.00	7.26	100.00	0.00	10.466	0.000	0.00
780 - 799	54,920.86	100.00	100.00	100.00	100.00	0.00	11.513	0.000	0.00
800 - 819	158,782.67	99.99	100.00	0.00	100.00	0.00	10.914	0.000	0.00
Total:	55,977,858.75	99.71	100.00	53.56	100.00	0.00	10.636	0.000	0.00

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3. FICO (IO Loans)

FICO (IO Loans)	Unpaid Principal Balance	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
520 - 539	249,900.00	88.62	88.62	100.00	100.00	100.00	7.360	6.360	0.00
540 - 559	472,300.00	88.70	95.00	37.01	100.00	100.00	8.360	7.110	0.00
560 - 579	21,370,287.48	78.13	95.45	57.99	100.00	100.00	7.711	6.592	7.90
580 - 599	51,340,828.54	79.82	95.00	76.05	99.17	100.00	7.422	6.285	60.54
600 - 619	48,996,601.14	81.07	95.00	67.39	99.71	100.00	7.342	6.128	52.99
620 - 639	68,946,390.40	80.10	94.99	41.36	99.78	100.00	7.154	5.959	68.03
640 - 659	53,970,619.58	80.15	95.00	30.61	100.00	100.00	7.110	5.949	71.57
660 - 679	37,998,864.76	80.17	95.00	28.54	100.00	100.00	6.997	5.804	76.60
680 - 699	23,499,782.40	81.71	90.00	35.79	100.00	100.00	6.895	5.668	66.07
700 - 719	9,008,446.93	77.72	95.00	41.63	97.95	100.00	6.358	5.243	65.32
720 - 739	7,389,160.81	76.03	86.96	25.28	100.00	100.00	6.755	5.401	61.38
740 - 759	4,603,844.47	77.06	92.65	32.66	100.00	100.00	6.623	5.566	67.53
760 - 779	2,873,565.82	73.73	80.00	24.55	100.00	100.00	6.434	5.314	71.20
780 - 799	386,400.00	80.00	80.00	53.83	100.00	100.00	6.719	5.469	46.17
800 - 819	766,500.00	90.23	95.00	68.17	100.00	100.00	6.932	5.682	31.83
Total:	331,873,492.33	79.99	95.45	47.53	99.73	100.00	7.172	5.998	61.74

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jan 21, 2006 13:54

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.